                                                                    Exhibit 10.7


                                WARRANT AGREEMENT


                  THE WARRANT AGREEMENT (this "Agreement"), executed and effective as of September 20, 2001, is and entered into by and between Frisby Technologies Inc., a Delaware corporation (the "Company"), and the investor party hereto named on the signature page hereof ("Buyer").

                                    Recitals:

                  A. As of the effective date hereof, Buyer has purchased 25,000 units ("Units"), with each Unit consisting of one share of the Company's common stock, par value $.001 per share ("Company Common Stock"), and a warrant to purchase one share of Company Common Stock.

                  B. Accordingly, the Company desires to grant to Buyer the right to purchase 25,000 shares of Company Common Stock on the terms and conditions set forth in this Agreement and in the Warrant Certificate (as defined in Section 1). The right to purchase Company Common Stock granted pursuant to this Agreement and the Warrant Certificate is referred to herein as the "Warrant" and the shares of Company Common Stock and other securities issuable upon the exercise of the Warrant are referred to herein as the "Warrant Shares."

                  NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                  SECTION 1. Warrant Certificate. The Company will issue and deliver a certificate evidencing the Warrant upon execution and delivery of this Agreement, which certificate will be substantially in the form attached hereto as Exhibit A (the "Warrant Certificate"). The Warrant Certificate will be dated the date of issuance by the Company.

                  SECTION 2. Execution of Warrant Certificate. Warrant Certificates will be signed on behalf of the Company by an authorized officer.

                  SECTION 3. Registration in Warrant Register. The Company will number and register Warrant Certificates in its register (the "Warrant Register") when issued. The Company may deem and treat the registered holder from time to time of the Warrant Certificates (the "Holder") as the owner thereof (notwithstanding any notation of ownership or other writing thereon made by anyone) for all purposes and will not be affected by any notice to the contrary. The Warrant Certificate initially issuable hereunder will be registered initially in the name of Buyer.

                  SECTION 4. Transfer. Except as expressly permitted by this Agreement, neither this Agreement, the Warrant, the Warrant Certificate nor the Warrant Shares may be transferred, assigned, sold or otherwise disposed of without the prior written consent of the Company, except in conjunction with an effective registration statement under the Securities Act of 1933, as amended (the "Act"), and all applicable state securities laws, or an exemption from registration under the Act and all applicable state securities laws. In the absence of an effective registration under the Act, it shall be a condition to any such transfer, assignment, sale or other disposition that the transferor first deliver to the Company a legal opinion from counsel, in form and substance reasonably satisfactory to the Company, providing that such transfer, assignment, sale or other disposition may be made pursuant to a valid exemption under the Act and all applicable state securities laws and is otherwise in compliance with the Act and all applicable state securities laws. Until such time as the same have been registered under the Act, each Warrant Certificate and each issued and outstanding Warrant Share will bear a legend substantially to the effect set forth on the first page of the Warrant Certificate.

                  SECTION 5. Exercise of Warrant.

                  (a) Subject to the terms of this Agreement, each Holder will have the right, which may be exercised commencing on the date on which the form of election to purchase annexed to the Warrant Certificate (the "Exercise Notice") is delivered pursuant to Section 5(c), to receive from the Company the number of fully paid and nonassessable Warrant Shares that the Holder may at the time be entitled to receive upon exercise of the Warrant and payment of the Exercise Price (as defined in Section 5(b)) then in effect for such Warrant Shares. The right to exercise the Warrant will, notwithstanding anything to the contrary contained herein, expire at 5:00 p.m., Winston-Salem time, on the fifth anniversary of the effective date hereof (the "Expiration Date"). The unexercised portion of the Warrant as of the Expiration Date will become void and all rights hereunder and all rights in respect thereof under this Agreement will cease as of such time.

                  (b) The price at which the Warrant may be exercised (the "Exercise Price") will be $6.00 per Warrant Share, subject to adjustment pursuant to the terms hereof.

                  (c) The Warrant may be exercised upon surrender to the Company at its office designated for such purpose (as provided for in Section 11) of the Warrant Certificate or Warrant Certificates to be exercised with the Exercise Notice duly filled in and signed and payment to the Company of the Exercise Price for the number of Warrant Shares in respect of which the Warrant is then exercised. Payment of the aggregate Exercise Price will be made to the Company in cash by wire transfer in immediately available funds to an account specified by the Company to the Holder.

                  (d) Subject to the provisions of Section 6, as promptly as reasonably practicable (but in any event within 14 days) after the exercise of the Warrant in accordance with the terms set forth in Section 5(c), the Company will issue and cause to be delivered to the Holder (or, subject to Section 4, upon the written order of the Holder, to such person or persons as the Holder may designate with the prior written consent of the Company which will not be unreasonably withheld or delayed), a certificate or certificates for the number of full Warrant Shares issuable upon the exercise of the Warrant in accordance with the terms of this Agreement. The certificate or certificates for such Warrant Shares will be deemed to have been issued and the Person (as defined in Section 16) so named therein will be deemed to have become a holder of record of such Warrant Shares as of the date of the surrender of the Warrant and payment of the Exercise Price, irrespective of the date of delivery of such certificate or certificates for Warrant Shares.

                  (e) Subject to the terms of this Agreement, the Warrant will be exercisable, at the election of the Holder, either in full or from time to time in part and, in the event that a Warrant Certificate is exercised in part at any time prior to the Expiration Date, a new Warrant Certificate covering the Warrant Shares for which the Warrant remains exercisable will be issued, executed and delivered pursuant to the provisions of this Section 5(e) and
Section 2.

                  (f) All Warrant Certificates surrendered upon exercise of the Warrant will be cancelled and disposed of by the Company. The Company will keep copies of this Agreement and any notices given or received hereunder available for inspection by the Holder during normal business hours at its principal offices.

                  SECTION 6. Payment of Taxes. The Company will pay all documentary stamp taxes and other similar governmental charges (excluding all foreign, federal, state and local income, capital gain, franchise, property, estate, inheritance, gift or similar taxes) in connection with the issuance or delivery of the Warrant and in connection with the initial issuance or delivery of Warrant Shares upon the exercise of the Warrant in accordance with the terms of this Agreement. The Company will not, however, be required to pay any tax that may be payable in respect of any subsequent transfer of the Warrant or the Warrant Shares or any transfer involved in the issuance and delivery of Warrant Shares in a name other than that in which the Warrant to which such issuance relates were registered, and, if any such tax would otherwise be payable by the Company, no such issuance or delivery will be made unless and until the Person requesting such issuance has paid to the Company the amount of any such tax, or it is established to the reasonable satisfaction of the Company that any such tax has been paid.

                  SECTION 7. Mutilated or Missing Warrant Certificates. If a mutilated Warrant Certificate is surrendered to the Company, or if the Holder of a Warrant Certificate claims and submits an affidavit or other evidence satisfactory to the Company to the effect that the Warrant Certificate has been lost, destroyed or wrongfully taken, the Company will issue a replacement Warrant Certificate. Notwithstanding the foregoing, if required by the Company, such Holder shall provide an indemnity bond, or other form of indemnity (which may, if accepted by the Company, include an unsecured written agreement to indemnify the Company), sufficient in the judgment of the Company to protect the Company from any loss that it may suffer if a Warrant Certificate is replaced.

                  SECTION 8. Reservation of Warrant Shares.

                  (a) The Company will at all times reserve and keep available out of the aggregate of its authorized but unissued Company Common Stock or its authorized and issued Company Common Stock held in its treasury, for the purpose of enabling it to satisfy any obligation to issue Warrant Shares upon exercise of the Warrant, the maximum number of shares of Company Common Stock which may then be deliverable upon the exercise in full of the Warrant.

                  (b) The Company covenants that all Warrant Shares and other capital stock issued upon exercise of the Warrant will, upon payment of the Exercise Price therefor and issue thereof, be validly authorized and issued, fully paid, nonassessable and free, subject to Section 6, from all taxes, liens, charges and security interests with respect to the issue thereof, except that such Warrant Shares will be subject to the terms and conditions of this Agreement.

                  SECTION 9. Adjustment of Exercise Price and Warrant Number.

                  (a) Initial Number of Warrant Shares. The number of Warrant Shares issuable upon the exercise of the Warrant shall be 25,000 subject to adjustment from time to time upon the occurrence of the events enumerated in, or as otherwise provided in, this Section 9.

                  (b) Adjustment for Changes in Capital Stock. If the Company:

                           (i) makes a distribution on its Company Common Stock
in shares of its Company Common Stock or in shares of its capital stock other than Company Common Stock;

                           (ii) subdivides or reclassifies its outstanding
shares of Company Common Stock into a greater number of shares;

                           (iii) combines or reclassifies its outstanding shares
of Company Common Stock into a smaller number of shares; or

                           (iv) issues by reclassification of its Company Common
Stock any shares of its capital stock (other than reclassifications arising solely as a result of a change in the par value of the Company Common Stock);

then the number of Warrant Shares issuable upon the exercise of the Warrant immediately prior to such action will be proportionately adjusted so that the Holder of any Warrant thereafter exercised may receive the aggregate number and kind of shares of capital stock of the Company which such Holder would have owned immediately following such action if such Warrant had been exercised immediately prior to such action.

                  (c) Effective Date of Adjustment for Changes in Capital Stock. The adjustment will become effective immediately after the record date with respect to any of the actions described in Section 9(b).

                  (d) Successive Adjustments for Changes in Capital Stock; No Conflict With Adjustments for Other Distributions. Adjustments for changes in capital stock described in Section 9(b) will be made successively whenever any such event occurs. If the occurrence of any event listed above results in an adjustment under Section 9(f), no further adjustment will be made under Section 9(b).

                  (e) Reserved.

                  (f) Adjustment for Other Distributions. If the Company distributes to all holders of Company Common Stock (i) any evidences of indebtedness of the Company or any of its subsidiaries, (ii) any assets of the Company or any of its subsidiaries (including distributions of cash on Company Common Stock), or (iii) any rights, options or warrants to acquire any of the foregoing or to acquire any other securities of the Company, the number of Warrant Shares issuable upon the exercise of the Warrant will be adjusted in accordance with the formula:
                                       _      _
                           W'  =  W x |  M     |
                                      | ------ |
                                      |_ M - F_|

          where:
          W'       =        the adjusted number of Warrant Shares.
          W        =        the number of Warrant Shares issuable upon
                            the exercise of the Warrant immediately
                            prior to the record date for such event.
          M        =        the fair market value (as determined in
                            the good faith judgment of the Board of
                            Directors of the Company) of all issued and outstanding shares of the Company capital stock (immediately prior to such distribution).

          F        =        the fair market value (as determined in
                            the good faith judgment of the Board of
                            Directors of the Company) on the record date for such event of all of the shares, the indebtedness, assets, rights, options or warrants so distributable.

                  (g) Successive Adjustments for Other Distributions; Re-adjustment of Fair Market Value under Certain Circumstances. The adjustment described in Section 9(f) will be made successively whenever any such distribution is made and will become effective immediately after the record date for the determination of stockholders entitled to receive the distribution. If an adjustment is made pursuant to Section 9(f) as a result of the issuance of rights, options or warrants and at the end of the period during which any such rights, options or warrants are exercisable, not all such rights, options or warrants shall have been exercised, the adjusted number of Warrant Shares will be immediately readjusted as if "F" in the above formula was the fair market value on the record date of the indebtedness or assets actually distributed upon exercise of such rights, options or warrants.

                  Section 9(f) does not apply to any transaction described in
Section 9(b).

                  (h) Adjustment to Exercise Price. Upon each adjustment to the number of Warrant Shares issuable upon the exercise of the Warrant pursuant to this Section 9, the Exercise Price will be adjusted so that it is equal to the Exercise Price in effect immediately prior to such adjustment multiplied by a fraction, the numerator of which is the number of Warrant Shares issuable upon the exercise of the Warrant immediately prior to such adjustment, and the denominator of which is the number of Warrant Shares issuable upon the exercise of the Warrant immediately after such adjustment; provided, that in no event shall the Exercise Price be less than the then current par value of the Common Stock.

                  (i) When No Adjustment Required. If an adjustment is made upon the establishment of a record date for a distribution subject to Sections 9(b) or 9(f) and such distribution is subsequently cancelled, the number of Warrant Shares issuable upon the exercise of the Warrant and Exercise Price then in effect will be readjusted, effective as of the date when the Board of Directors determines to cancel such distribution, to that which would have been in effect if such record date had not been fixed.

                  (j) Notice of Adjustment. Whenever the number of Warrant Shares or the Exercise Price is adjusted, the Company will provide the notices required by Section 10.

                  (k) Other Dilutive Events. Notwithstanding anything to the contrary contained in this Section 9, no adjustment to the Exercise Price and the number of Warrant Shares will be made in connection with the issuance of additional securities by the Company for incremental equity capital.

                  SECTION 10. Notices to Warrant Holders.

                  (a) Promptly (but in no event more than ten days) after any adjustment pursuant to Section 9, the Company will (i) cause to be filed with the Company a certificate of an officer of the Company setting forth the number of Warrant Shares issuable upon the exercise of the Warrant and the Exercise Price after such adjustment and setting forth in reasonable detail the method of calculation and the facts upon which such calculations are based, and (ii) cause to be given to the Holder at its address appearing on the Warrant Register written notice of such adjustments. Where appropriate, such notice may be given in advance and included as a part of the notice required to be mailed under the other provisions of this Section 10.

                  (b) In the event (i) the Company authorizes the distribution to all holders of shares of Company Common Stock of assets, including cash, evidences of its indebtedness, or other securities; (ii) of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or of the conveyance or transfer of all or substantially all of the properties and assets of the Company, or of any reclassification or other change of Company Common Stock issuable upon exercise of the Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination); or (iii) the Company proposes to take any other action that would require an adjustment to the Warrant Shares or the Exercise Price pursuant to
Section 9, then, in any such case, the Company will cause to be given to each Holder at its address appearing on the Warrant Register, at least ten days prior to the applicable record date hereinafter specified, or the date of the event in the case of events for which there is no record date, in accordance with the provisions of Section 11, a written notice with respect to any such action or event. The failure to give the notice required by this Section 10 or any defect therein shall not affect the legality or validity of any such action or event.

                  (c) Nothing contained in this Agreement or in any Warrant Certificate will be construed as conferring upon the Holder (prior to the exercise of the Warrant in accordance with the terms of this Agreement) the right to vote or to consent or to receive notice as stockholder in respect of the meetings of stockholders or the election of directors of the Company or any other matter, or any rights whatsoever as stockholders of the Company; provided, however, that nothing in the foregoing provision is intended to detract from any rights explicitly granted to any Holder hereunder.

                  SECTION 11. Notices to the Company and Warrant Holders. All notices and other communications provided for or permitted hereunder will be made by hand delivery, first-class mail, telex or telecopier (with telephone confirmation of delivery thereof), or overnight air courier guaranteeing next day delivery as provided in Schedule 1 hereto.

                  All such notices and communications will be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back if telexed; when receipt acknowledged, if telecopied; and the next business day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery. The parties may change the addresses to which notices are to be given by giving five days' prior written notice of such change in accordance herewith.

                  SECTION 12. Certain Supplements and Amendments. The Company may from time to time supplement or amend this Agreement without the approval of the Holder in order to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company may deem necessary or desirable; provided that any such supplement or amendment will not adversely affect the interests of the Holder.

                  SECTION 13. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company will bind and inure to the benefit of its respective successors and assigns hereunder.

                  SECTION 14. Termination. This Agreement will terminate upon the earlier to occur of the Expiration Date and the date on which the Warrant shall have been exercised in full pursuant to this Agreement.

                  SECTION 15. Governing Law. This Agreement will be governed by and construed in accordance with the laws of the state of Delaware, without regard to the principles of conflicts of law.

                  SECTION 16. Benefits of this Agreement. Except as otherwise expressly set forth in this Agreement, nothing in this Agreement will be construed to give to any individual, corporation (including any non-profit corporation), general or limited partnership, limited liability company, joint venture, estate, trust or association (each a "Person") other than the Company and the Holder any legal or equitable right, remedy or claim under this Agreement; but this Agreement will be for the sole and exclusive benefit of the Company and the Holder.

                  SECTION 17. Certain Interpretive Matters. Unless the context otherwise requires: (a) words in the singular include plural and in the plural include the singular; (b) "or" is disjunctive but not exclusive; (c) "including" means "including, without limitation"; (d) masculine pronouns include the feminine pronouns and feminine pronouns include the masculine pronouns; (e) the term "day' will mean calendar day; and (f) all references herein to Sections, Exhibits or Schedules are references to Sections of or Exhibits or Schedules to this Agreement, unless otherwise specified.

                  SECTION 18. Counterparts. This Agreement may be executed in two counterparts, each of which shall for all purposes be deemed to be an original and all such counterparts will together constitute but one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have caused the Warrant Agreement to be duly executed as of the day and year first above written.


                                            FRISBY TECHNOLOGIES, INC.

                                            By:   /s/ Duncan R. Russell
                                                 ----------------------
                                                      Duncan R. Russell
                                                      President


                                                  /s/ Gregory S. Frisby
                                                 ----------------------
                                                      Gregory S. Frisby

Schedule
--------

Schedule 1        Notices

Exhibits
--------

Exhibit A         Form of Warrant Certificate
Exhibit B         Form of Election to Purchase
Exhibit C         Form of Assignment

Schedule 1


Notices



                  (a)      if to Buyer, at:

                           Gregory S. Frisby
                           3195 Centre Park Boulevard
                           Winston-Salem, North Carolina 27107

                           and

                  (b)      if to the Company, at:

                           Frisby Technologies, Inc.
                           3195 Centre Park Boulevard
                           Winston-Salem, North Carolina 27107
                           Facsimile No.: (336) 784-8682
                           Attention:  John Ruggiero, Chief Financial Officer


                           with a copy to:


                           Womble Carlyle Sandridge & Rice, PLLC
                           200 West Second Street
                           Winston-Salem, North Carolina 27101
                           Facsimile No.: (336) 733-8371
                           Attention: Jeffrey C. Howland and Peter A. Zorn

EXHIBIT A


                           FORM OF WARRANT CERTIFICATE


THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE AND MAY NOT BE SOLD, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES LAWS, OR THE AVAILABILITY OF AN EXEMPTION FROM THE REGISTRATION PROVISIONS OF THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A WARRANT AGREEMENT EXECUTED AND EFFECTIVE SEPTEMBER 20, 2001 BETWEEN THE ISSUER OF SUCH SECURITIES AND THE BUYER REFERRED TO THEREIN. A COPY OF THE WARRANT AGREEMENT WILL BE FURNISHED WITHOUT CHARGE BY THE COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST.

THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL, OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.


No.  W-26                                                        [25,000 Shares]


                            FRISBY TECHNOLOGIES, INC.

                  The Warrant Certificate certifies that Gregory S. Frisby, or his or its registered assigns, is the registered holder of a warrant (the "Warrant") to purchase the number of shares of common stock, par value $.001 per share (the "Company Common Stock"), of Frisby Technologies, Inc., a Delaware corporation (the "Company"), set forth above ("Warrant Shares") at the initial exercise price (the "Exercise Price") equal to $6.00 per Warrant Share, payable in lawful money of the United States of America, upon surrender of the Warrant Certificate and payment of the Exercise Price at the office of the Company designated for such purpose, but only subject to the conditions set forth herein and in the Warrant Agreement referred to hereinafter. The Exercise Price and number of Warrant Shares issuable upon exercise of the Warrant are subject to adjustment upon the occurrence of certain events, as set forth in the Warrant Agreement. The Warrant is exercisable at any time prior to the Expiration Date (as defined in the Warrant Agreement).

                  The Warrant evidenced by this Warrant Certificate is issued pursuant to a Warrant Agreement executed and effective as of September 20, 2001 (the "Warrant Agreement") duly executed and delivered by the Company, which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Warrant. A copy of the Warrant Agreement may be obtained by the holder hereof upon written request to the Company. Capitalized terms used and not defined herein shall have the meaning ascribed thereto in the Warrant Agreement. In the event of any conflict or inconsistency between the terms of the Warrant Certificate and the Warrant Agreement, the Warrant Agreement will govern.

                  The holder of the Warrant evidenced by the Warrant Certificate may exercise such Warrant under and pursuant to the terms and conditions of the Warrant Agreement by surrendering the Warrant Certificate, with the form of election to purchase set forth hereon (and by this reference made a part hereof) properly completed and executed, together with payment of the Exercise Price in cash by wire transfer in immediately available funds. In the event that the number of Warrant Shares for which the Warrant is exercised is less than the maximum number of Warrant Shares for which the Warrant is exercisable, the Company will issue to the holder hereof (or, if permitted, its registered assignee) a new Warrant Certificate evidencing the remaining Warrant Shares.

                  The Warrant Agreement provides that upon the occurrence of certain events the number of Warrant Shares issuable upon exercise of the Warrant and the Exercise Price may, subject to certain conditions, be adjusted.

                  Warrant Certificates, when surrendered at the office of the Company by the registered holder thereof in person or by legal representative or attorney duly authorized in writing, may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor evidencing in the aggregate a like number of Warrant Shares.

                  Subject to the terms and conditions of the Warrant Agreement, upon due presentation for registration of transfer of the Warrant Certificate at the office of the Company a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrant Shares will be issued to the transferee(s) in exchange for the Warrant Certificate, subject to the limitations provided in the Warrant Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

                  The Company may deem and treat the registered holder(s) thereof as the absolute owner(s) of the Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, of any distribution to the holder(s) hereof, and for all other purposes, and the Company will not be affected by any notice to the contrary. Neither the Warrant nor the Warrant Certificate entitles any holder hereof to any rights of a stockholder of the Company.

                  [remainder of page intentionally left blank]

                  IN WITNESS WHEREOF, Frisby Technologies, Inc. has caused the Warrant Certificate to be signed by its Chairman and Chief Executive Officer or by its President and has caused its corporate seal to be affixed hereunto or imprinted hereon.

Executed and Effective: September 20, 2001


                                            FRISBY TECHNOLOGIES, INC.


                                            By: /s/ Duncan R. Russell
                                               ----------------------
                                                    Duncan R. Russell
                                                    President





                    [Signature Page for Warrant Certificate]

EXHIBIT B


                          FORM OF ELECTION TO PURCHASE

                    (To Be Executed Upon Exercise of Warrant)


                  The undersigned hereby irrevocably elects to exercise the right, represented by the Warrant Certificate, to receive ___________ shares of Company Common Stock and herewith tenders payment for such shares to the order of the Company in the amount of $__________ in accordance with the terms hereof.

                  The undersigned requests that a certificate for such shares be registered in the name of _________________ whose address is ___________________
and that such shares be delivered to, whose address is ________________________.

                  If said number of shares is less than all of the shares of Company Common Stock purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of such shares be registered in the name of ___________________, whose address is _______________, and that such Warrant Certificate be delivered to _______________________, whose address is ______________________.

                  Capitalized terms used but not defined herein will have the respective meanings ascribed to them in the Warrant Agreement to which this Form of Election to Purchase is attached.


                                    Signature(s):
                                                 -------------------------------

                                    NOTE:    The above signature(s) must
                                             correspond with the name written
                                             upon the face of the Warrant
                                             Certificate in every particular,
                                             without alteration or enlargement
                                             or any change whatever. If the
                                             Warrant is held of record by two or
                                             more joint owners, all such owners
                                             must sign.

Date:
      ---------------------

EXHIBIT C


                               FORM OF ASSIGNMENT

           (To be signed only upon assignment of Warrant Certificate)


                  FOR VALUE RECEIVED, _____________________hereby sells, assigns and transfers unto ___________________ whose address is ________________________
and whose social security number or other identifying number is _______________, the within Warrant Certificate, together with all right, title and interest therein and to the Warrant represented thereby, and does hereby irrevocably constitute and appoint ___________________________, attorney, to transfer said Warrant Certificate on the books of the within-named Company, with full power of substitution in the premises.





                                    Signature(s):
                                                 -------------------------------

                                    NOTE:    The above signature(s) must
                                             correspond with the name written
                                             upon the face of the Warrant
                                             Certificate in every particular,
                                             without alteration or enlargement
                                             or any change whatever. If the
                                             Warrant is held of record by two or
                                             more joint owners, all such owners
                                             must sign.



Date:
      ---------------------


Agreed:

FRISBY TECHNOLOGIES, INC.

By:
   --------------------------
       Name:
       Title: